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                                                                    Exhibit 10.3

                       JOINDER AND REAFFIRMATION AGREEMENT

     This JOINDER AND REAFFIRMATION AGREEMENT (this "Agreement"), dated as of August 24, 2005, is entered into by and among RPM UNITED KINGDOM G.P., a general partnership formed under the laws of England (the "Obligor"), RPM INTERNATIONAL INC., a Delaware corporation (the "Original Borrower"), and NATIONAL CITY BANK, as administrative agent (the "Administrative Agent") on behalf of and for the benefit of the Lenders, as defined in the Credit Agreement referred to below.

                                    RECITALS:

     (1) The Original Borrower, the Administrative Agent, and the Lenders are parties to the Credit Agreement, dated as of November 19, 2004, among the Original Borrower, the Lenders and the Administrative Agent (as the same may from time to time be amended, restated or otherwise modified, the "Credit Agreement") wherein the Administrative Agent and the Lenders have agreed to make Loans, as defined in the Credit Agreement, and to issue Letters of Credit, as defined in the Credit Agreement, to the Original Borrower.

     (2) Pursuant to Section 2.09(b) of the Credit Agreement, the Original Borrower has requested that the Obligor be designated a Foreign Borrower under the Credit Agreement.

     (3) The Administrative Agent and the Lenders are willing to allow the Obligor to become a Foreign Borrower under the Credit Agreement and each Lender is willing to make Revolving Loans, as defined in the Credit Agreement, to the Obligor pursuant to its Revolving Commitment, as defined in the Credit Agreement, upon certain terms and conditions as set forth in the Credit Agreement, one of which is that the Obligor execute and deliver this Agreement to the Administrative Agent.

                                   AGREEMENT:

     In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

     2. Joinder. The Obligor executes and delivers this Agreement for the purpose of becoming a Foreign Revolving Borrower under the Credit Agreement with the same force and effects as if the Obligor were an original signatory thereto. On and after the date hereof, the Obligor shall be irrevocably and unconditionally liable for all of its obligations, as a Foreign Revolving Borrower, under the Credit Agreement, as fully as if such Obligor had been an original party to the Credit Agreement, including, but not limited to, all amounts, indemnities and reimbursement obligations, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing by the Obligor to the Administrative Agent, any Lender, the Swing Line Lender or LC Issuer pursuant to the terms of the Credit Agreement or any other Loan Document (including, but not limited to, interest and fees that accrue after the commencement by or against any Borrower of any insolvency proceeding, regardless of whether allowed or allowable in such proceeding or subject to an automatic stay under Section 362(a) of the Bankruptcy Code).
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     3. Obligor Party to the Credit Agreement. On and after the date hereof, the
Obligor shall (a) be designated a Foreign Revolving Borrower pursuant to the terms and conditions of the Credit Agreement, and (b) become bound by all representations, warranties, covenants, provisions and conditions of the Credit Agreement and each other Loan Document applicable to a Foreign Revolving
Borrower as if the Obligor had been the original party making such representations, warranties and covenants.

     4. Representations and Warranties of the Obligor. The Obligor represents and warrants to the Administrative Agent and each Lender that:

     (a) the Obligor is an entity duly organized or formed, validly existing and in good standing or in full force and effect under the laws of its jurisdiction of organization or formation, as the case may be, and is duly qualified or authorized to do business in each jurisdiction in which the Obligor is doing business;

     (b) the Obligor has full power, authority and legal right to execute and deliver this Agreement, and to perform and observe the provisions hereof and of the Credit Agreement and the Notes, and the officers acting on behalf of the Obligor have been duly authorized to execute and deliver this Agreement;

     (c) this Agreement, the Credit Agreement and the Notes are each valid and binding upon the Obligor and enforceable against the Obligor in accordance with their respective terms; and

     (d) each of the representations and warranties set forth in Section 8 of the Credit Agreement are true and complete with respect to the Obligor as a Foreign Borrower under the Credit Agreement.

     5. Representations and Warranties of the Original Borrower and the Obligor. The Original Borrower and the Obligor represent and warrant to the Administrative Agent and each Lender that:

     (a) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof;

     (b) neither the Original Borrower nor the Obligor has any claim or offset against, or defense or counterclaim to, the Original Borrower's obligations or liabilities under the Credit Agreement or any Loan Document; and

     (c) neither the execution and delivery of this Agreement, nor the performance and observance of the provisions hereof, by the Obligor will conflict with, or constitute a violation or default under, any provision of any applicable law or of any contract (including, without limitation, the Obligor's organizational, constituting or governing documents) or of any other writing binding upon the Obligor in any manner.

     6. Reaffirmation. The Original Borrower hereby confirms, ratifies and affirms all of its obligations, liabilities, convenants and agreements under the Credit Agreement and hereby affirms, confirms and ratifies the Credit Agreement, as supplemented by this Agreement.


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     7. Conditions Precedent. Concurrently with the execution of this Agreement, the Original Borrower and the Obligor, as appropriate, shall:

     (a) satisfy each of the conditions set forth in Sections 2.09(b) and 7.03 of the Credit Agreement;

     (b) pay all legal fees and expenses of the Administrative Agent incurred in connection with this Agreement to the extent invoiced on or prior to the date hereof; and

     (c) provide such other items as may be reasonably required by the Administrative Agent or the Lenders in connection with this Agreement.

     8. Binding Nature of Agreement. All provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Agreement shall bind and benefit the Original Borrower, the Obligor, the Administrative Agent, the Lenders and their respective successors and assigns.

     9. Counterparts. This Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     10. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

     11. JURY TRIAL WAIVER. EACH OF THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THE ADMINISTRATIVE AGENT, ANY OF THE LENDERS, THE OBLIGOR AND/OR THE ORIGINAL BORROWER ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN EACH OF THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED HERETO.

                  [Remainder of page intentionally left blank.]


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first written above.

                                        RPM UNITED KINGDOM G.P.


                                        By: /s/ P. Kelly Tompkins
                                            ------------------------------------
                                        Name: P. Kelly Tompkins
                                        Title: Member of the Management
                                               Committee and Secretary


                                        RPM INTERNATIONAL INC.


                                        By: /s/ Keith R. Smiley
                                            ------------------------------------
                                        Name: Keith R. Smiley
                                        Tilte: Vice President, Treasurer and
                                               Assistant Secretary


                                        NATIONAL CITY BANK,
                                        as Administrative Agent


                                        By: /s/ Robert S. Coleman
                                            ------------------------------------
                                        Name: Robert S. Coleman
                                        Title: Senior Vice President